                                                                   Exhibit 10.46


                        LEASE RENTAL PURCHASE AGREEMENT
                        -------------------------------


     This Purchase Agreement, dated as of the 31st day of December, 1996, by and between FA, INC., having an office and place of business at 103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19810, as seller (the "Seller"), and Ralion Financial Services, Inc., having an office and place of business at 54 Sasco Hill Road, Fairfield, Connecticut 06430, as buyer (the "Buyer").


                                  WITNESSETH:
                                  ----------


     WHEREAS, Seller is the owner of certain equipment described on Schedule A annexed hereto (the "Equipment"), which is presently being leased by Seller to Equipment Leasing Associates 1995-VI Limited Partnership the ("Lessee") pursuant to the lease described on Schedule A (the "Lease"); and

     WHEREAS, the Equipment and the Lessee's obligation to pay rent is encumbered by lien(s) (singly or collectively, as the case may be, the "Senior Lien"), in favor of the lender or lenders described on Schedule A with respect to the Equipment described therein (singly or collectively, as the case may be, the "Lender") including any purchase money lien to secure indebtedness incurred by Seller in connection with the Seller's acquisition of the Equipment; and

     WHEREAS, Seller desires to sell and Buyer desires to purchase all of Seller's right to receive Rent (as defined hereinbelow), certain Rent-Related Payments (as defined hereinbelow), and a certain 5% payment of remarketing proceeds payable from Lessee under the Lease as more fully identified in Schedule A and described in Section 1.1 below, on the terms set forth below;

     WHEREAS, Seller only intends to sell and Buyer only intends to purchase Seller's right to receive Rent and certain Rent-Related Payments under the Lease and not Seller's interest in the Equipment;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties agree as follows:

     1.  Sale of Assigned Rent.
         ---------------------

         1.1  Definition of Rent.  As used in this Purchase Agreement, the term
              ------------------
"Rent" shall mean and be limited to the periodic rental payments to be paid by Lessee under the Lease, and any late charges associated therewith under the Lease.

         1.2  Definition of Rent-Related Payments.  As used in this Purchase
              -----------------------------------
Agreement, the term "Rent-Related Payments" shall mean and be limited to the following payments that may be payable under the Lease, subject to the limitations set forth hereinbelow: insurance payments, termination payments, loss payments, including the right, if any, of the lessor under the Lease to receive from Lessee any amounts from the proceeds of Subleases of the Equipment. The foregoing payments shall constitute Rent-Related Payments: (a) only to the extent that such payments are on account of or in lieu of Rent, and (b) shall be limited to such amounts as may be necessary to compensate the owner of the Rent for its damages, if any, arising from any cessation of payment of Rent, provided, however that such damages shall be limited to the present value of such owner's interest in the due and unpaid Rent after discounting the value of the due and unpaid Rent to present value.

         1.3  Definition of Assigned Rent:  As used in this Purchase Agreement,
              ---------------------------
the term "Assigned Rent" shall mean and be limited to Seller's right, if any, to receive Rent and Rent-Related Payments under the Lease, which right is to be sold and assigned by Seller and purchased by Buyer pursuant to this Purchase Agreement.

         1.4  Conveyance.  Subject to the terms and conditions hereof, Seller
              ----------
hereby sells and assigns to Buyer, and Buyer hereby purchases from Seller, the Assigned Rent. Buyer acknowledges that the right to receive the Assigned Rent, and the Lease, are each encumbered by and subordinate to the rights of the Lender under the Senior Lien, and the rights of any Users under the User Leases. Seller further sells and assigns it interest in the 5% of remarketing proceeds to be paid to Seller by Lessee under the Master Lease Agreement. Notwithstanding anything herein to the contrary, Buyer does not assume, nor shall Lessee or any third party have the right to seek performance by Buyer of, any of Seller's obligations under the Lease, other than Seller's covenant of quiet enjoyment with respect to the Equipment.

         1.5  Price.  The purchase price to be paid by Buyer to Seller for the
              -----
Assigned Rent is the amount specified on Schedule A as the "full purchase price" therefor. Payment of the full purchase price is being made as follows: (a) by payment to Seller concurrently with the execution and delivery hereof, of the total amount specified in Schedule A as the "cash portion" (if any) by check payable to Seller; and (b) by Buyer's assumption, for the benefit of Seller, of all of Seller's outstanding obligations with respect to the "Applicable Indebtedness" as described in Schedule A. Buyer's assumption of the Applicable Indebtedness is further described in Section 5 of this Agreement.

         1.6  Closing Date.  The closing date (the "Closing Date") hereof, upon
              ------------
which the transaction described herein shall become effective, shall be December 31, 1996.


     2.  Representations, Warranties and Covenants of Seller.  Seller
         ---------------------------------------------------
represents, warrants and covenants to Buyer as follows:

         2.1  Good Standing; Binding Obligation.  Seller is a corporation duly
              ---------------------------------
and validly organized and existing in good standing under the laws of the State of Delaware. Seller has full power and authority to enter into this Agreement. Seller had full power and authority to enter into the Lease and the transactions evidencing the Applicable Indebtedness at the time they were entered into. Seller has, and at all relevant times had, full power and authority to execute and deliver all other instruments and documents executed and delivered in connection with or relating to the transactions contemplated hereby and thereby, and to consummate the transactions contemplated hereby and thereby. This Agreement and the consummation of the transactions contemplated hereby, including the transactions creating or evidencing the Applicable Indebtedness and the Lease (collectively the "Underlying Agreements"), have been duly authorized by all necessary action of Seller, and each such agreement (including, without limitation, the Lease) has been duly executed and delivered by, and constitutes the legal, valid and binding obligations of, Seller, and to the best of Seller's knowledge, the other parties thereto, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws relating to or affecting creditors' rights generally. There is no action, suit or proceeding pending against Seller and no law or any order, writ, injunction, decree, rule or regulation of any court, administrative agency or other governmental authority which brings into question the validity of, or might in any way impair, the execution, delivery or performance by Seller of this Agreement or any of the Underlying Agreements. All approvals of and consents from governmental authorities and third parties required for the execution, delivery or performance by Seller of this Agreement and the
Underlying Agreements have been   (or will be) obtained and copies thereof have
been (or will be) delivered to Buyer.

     2.2  Inconsistent Agreements.  The execution, delivery and performance by
          -----------------------
Seller of this Agreement and the transactions contemplated hereby, including under any of the Underlying Agreements, do not contravene, violate or conflict with any provisions of any law or any order, writ, injunction, decree, rule or regulation of any court, administrative agency or any other governmental authority applicable to Seller, and do not conflict with and are not inconsistent with, and will not result (with or without the giving of notice or passage of time or both) in a breach of, or constitute a default or require any consent not heretofore requested or obtained under, the terms of any of the Underlying Agreements, any credit agreement, lease, guarantee, document, agreement or instrument to which Seller is a party, by which Seller or its property is or may be bound, or to which Seller or its property may be subject and will not result in the creation of any lien, charge or encumbrance on the Assigned Rent, the Lease, or the Equipment or on any User Lease thereof, or be in violation of or beyond the authority conferred by Seller's agreement or certificate of limited partnership or any of Seller's other enabling or governing instruments.

     2.3  Right to Receive Rent.  On the date hereof, Seller shall, and hereby
          ---------------------
does, transfer to Buyer the right to receive all Assigned Rent free and clear of all leases, liens, claims, charges, equities and encumbrances of any kind or nature whatsoever, except for the Applicable Indebtedness or as otherwise described herein or in Schedule A; neither the Lease nor the Applicable Indebtedness shall impair the consummation of the transactions contemplated hereby or impose obligations on the Buyer, other than those expressly agreed to in Sections 3.3 and 3.4 hereof.

     2.4  Documentation.  Seller will furnished to Buyer a true, correct and
          -------------
complete copy of each and every material document delivered to or by Seller in connection with the purchase of the Equipment by Seller and the right to receive Assigned Rent by Seller and the leasing of the Equipment pursuant to the Lease, and all material documents creating or relating to any lien, claim, charge, equity, encumbrance or transfer of title of any kind or nature concerning the Assigned Rent, the Lease, or the Equipment. Nothing has come to Seller's attention which would lead Seller to believe that (i) the Equipment is not in good working order, condition and appearance, or the Lease is not in full force and effect, or (ii) the sale of the Assigned Rent by Seller to Buyer hereunder, violates or infringes the rights of any party.

     2.5  No Representations or Warranties by Seller.  Buyer acknowledges
          -------------------------------------------
and agrees that Seller has not made, does not make and specifically negates and disclaims any representations, warranties, promises, covenants, agreements or guaranties of any kind or character whatsoever, whether express or implied, oral or written, past, present or future, of, as to, concerning or with respect to:

     (a) the value, nature, quality or condition of the Assigned Rents and the advisability of Buyer purchasing the Assigned Rents;
     (b) the profitability of purchasing the Assigned Rents;
     (c) Buyer affirms that it has not relied on Seller's skill or judgment to decide whether and under what conditions to purchase the Assigned Rents and further affirms that Seller has made no warranty that the purchase is appropriate or that the purchase will be economically viable;
     (d) the value, use, or quality of the Assigned Rents;

Buyer further acknowledges:

     (e) no person acting on behalf of Seller is authorized to make, and by execution of this Agreement Buyer acknowledges that no person has made, any representation, agreement, statement, warranty, guaranty or promise regarding the purchase to be made by Buyer or any transaction contemplated herein; and no such representation, warranty, agreement, guaranty, statement or promise if any, made by any person acting on behalf of Seller shall be valid or binding upon Seller unless expressly set forth herein;
     (f) it has been given the opportunity to inspect all aspects of Assigned Rents, including without limitation, all financial aspects of Assigned Rents and is relying solely on its own investigation of Assigned Rents and not on any information provided or to be provided by Seller.

     The provisions of this section 2.5 shall survive the closing or any termination of this Agreement.


     2.6  Warranty Disclaimer.  EXCEPT AS SET FORTH HEREIN SELLER MAKES NO
          -------------------
REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER. Seller shall in no event be liable to Buyer for any direct, indirect, special or consequential damages caused, directly or indirectly, by the Equipment or any inadequacy thereof for any purpose, or any deficiency or defect therein, by the use or maintenance thereof, or any repairs, servicing or adjustments thereto or by the failure of Lessee to make any payments of Assigned Rent for any reason, including the lack of creditworthiness of the Lessee or the User Lessees, or for any other reason. The provisions of this section 2.6 shall survive the closing or any termination of this Agreement.


     3.   Representations, Warranties and Covenants of Buyer.  Buyer hereby
          --------------------------------------------------
represents, warrants and covenants to Seller as follows:

     3.1  Binding Obligation.  Buyer is duly organized and validly existing as a
          ------------------
corporation in good standing under the laws of the state of its incorporation. Buyer has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action of Buyer and this Agreement constitutes the legal, valid and binding obligations of Buyer, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, or similar laws relating to or affecting creditors' rights generally. There is no action, suit or proceeding pending against Buyer before or by any court, administrative agency or other governmental authority which brings in question the validity of, or might in any way impair, the execution, delivery or performance by Buyer of its obligations hereunder. No approval of, or consent from, any governmental authority or other third party is required for the execution, delivery or performance by Buyer of this Agreement.

     3.2  Inconsistent Agreements.  The execution, delivery and performance by
          -----------------------
Buyer of this Agreement and the transactions contemplated hereby do not contravene any law or any order, writ, injunction, decree, rule or regulation of any court, administrative agency or any other governmental agency, applicable to Buyer, and do not conflict with and are not inconsistent with, and will not result (with or without the giving of notice or passage of time or both) in a breach of or constitute a default or require any consent under, the terms of any credit agreement, indenture, mortgage, agreement, deed of trust, security agreement, lease, guarantee or other instrument to which Buyer is a party or by which Buyer or its property is or may be bound, and will not be in violation of, or beyond the authority conferred by, Buyer's certificate of incorporation or other enabling or governing instruments of Buyer.

     3.3  Quiet Enjoyment.  So long as a User or Lessee shall not be in default
          ---------------
under any of the provisions of a User Lease or Lease, as the case may be, Buyer shall take no action to interfere with such User's or Lessee's quiet and peaceful possession of the Equipment pursuant to such User Lease or Lease.

     3.4  Priority of Liens.  Buyer agrees, at the request of Seller, to execute
          -----------------
and deliver such documents, instruments and agreements as may be required to evidence, perfect and maintain the priority of the security interests represented by the Senior Lien including, without limitation, any subordination or security agreement in favor of Lender and any financing statements in form acceptable for recording in any appropriate jurisdiction.

     3.5  Further Sales of the Right to Receive Rent.  No sale, assignment,
          ------------------------------------------
transfer, encumbrance or hypothecation of the right to receive any Assigned Rent shall relieve Buyer of any of its obligations to Seller hereunder or otherwise.

  4. Deliveries at Closing.
     ---------------------

     4.1  Deliveries by Buyer.  If required by the Lender, Buyer shall deliver
          -------------------
to Seller a document, acceptable in form and substance to the Lender, by which Buyer shall assume Seller's obligations with respect to the Applicable Indebtedness.

  5. Specific Covenants.
     ------------------

     (a)  Of Buyer.  Regardless of whether Buyer receives payment of Assigned
          --------
Rent, Buyer agrees (i) to pay or to cause or be paid on behalf of, as the case may be, the Lender, all principal of, all interest on, and all other sums due to the Lender on account of the Applicable Indebtedness, as and in the manner provided in the Underlying Agreements with respect to all Equipment, when due,
(ii) to pay and perform when due, all of Seller's other obligations under the Underlying Agreements with respect to the Applicable Indebtedness, and (iii) not to modify or amend (or cause to be modified or amended) any of such Underlying Agreements without the prior written consent of Seller. Buyer's covenant and agreement as set forth in this paragraph 5(a) shall be a nonrecourse obligation and Buyer shall have no personal liability in connection therewith. However, if Buyer fails to comply with its covenant and agreement as set forth in this paragraph 5(a), then Buyer's right to receive and retain payment of the Assigned Rent shall immediately cease and terminate and such right shall revert to Seller in its entirety. In that event, Buyer shall thereafter forward any payment of Assigned Rent received by Buyer to Seller immediately upon receipt by Buyer, and Buyer shall be personally liable for its failure to do so.

     (b)  Of Seller.  If Seller shall receive any payment from a Lessee or User
          ---------
which includes Assigned Rent, Seller will hold the same in trust for Buyer and will, immediately and without demand, deliver same to Buyer, or, if so provided in the Underlying Agreements, pay or cause such amounts to be paid to Lender in respect of the Applicable Indebtedness secured thereby. Seller shall, upon written request of Buyer, cause notice of the sale of the Assigned Rent hereby to Buyer and the assumption of Seller's obligations with respect to the Applicable Indebtedness to be served upon Lessee and any Lender, and to direct all payments of Assigned Rent hereafter to be made by Lessee to Buyer or as otherwise directed by Buyer or provided in the Lease with respect thereto.

     6.  Assignment.  Notwithstanding anything herein to the contrary, Buyer
         ----------
shall not, without the prior written consent of Seller, transfer or assign any or all of its rights under this Agreement, the Lease or any Underlying Agreements or User Lease to any third party.

     7.  Miscellaneous.
         -------------

         7.1  Assigns.  Subject to the terms and conditions of Section 6 hereof,
              -------
this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         7.2  Survival.  The agreements, representations, warranties and
              --------
covenants made herein shall survive the execution and delivery of this Agreement and the consummation of the transactions described herein.

         7.3  Captions.  The captions appearing in this Agreement and in any
              --------
other documents relating to this transaction are inserted only as a matter of convenience and in no way define, limit or describe the scope or intent of such sections or articles nor in any way affect this Agreement or any other documents relating to this transaction.

         7.4  Modifications.  This Agreement may not be altered, modified or
              -------------
amended except by a writing signed by the party against whom such alteration, modification or amendment is sought.

         7.5  Further Assurances.  The parties hereto agree to execute and
              ------------------
deliver, or cause to be executed and delivered, such further instruments or documents and take such other action as may be required to effectively carry out the transactions contemplated herein, provided the same do not impose any additional liabilities or obligations upon Buyer or Seller.

         7.6  Entire Agreement.  This Agreement embodies the entire agreement
              -----------------
between the parties relative to the subject matter hereof, and there are no oral or written agreements between the parties, nor any representations made by either party relative to the subject matter hereof, which are not expressly set forth herein.

         7.7  Jury Waiver.   SELLER AND BUYER DO HEREBY KNOWINGLY, VOLUNTARILY
              ------------
AND INTENTIONALLY WAIVE THEIR RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, OR UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE DOCUMENTS DELIVERED BY Buyer AT CLOSING OR SELLER AT CLOSING, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ANY ACTIONS OF EITHER PARTY ARISING OUT OF OR RELATED IN ANY MANNER WITH THIS AGREEMENT OR THE PROPERTY (INCLUDING WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT AND ANY CLAIMS OR DEFENSES ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER IS A MATERIAL INDUCEMENT FOR SELLER TO ENTER INTO AND ACCEPT THIS AGREEMENT AND THE DOCUMENTS DELIVERED BY BUYER AT CLOSING AND SHALL SURVIVE THE CLOSING OR TERMINATION OF THIS AGREEMENT.


         7.8  Notices.  Any notice, request or other communication to either
              -------
party by the other hereunder shall be deemed given on the earlier of the date the same is (i) actually received, or (ii) five (5) days after mailing by certified or registered mail, return receipt requested, postage prepaid and addressed to the party for which it is intended at the address set forth at the head of this Agreement. The place to which notices are to be given to either party may be changed from time to time by either party by like notice to the other.

         7.9   Choice of Law.  This Agreement shall be governed by and
               -------------
interested under the laws of the Commonwealth of Virginia without giving effect to the principles of conflicts of laws .

         7.10  Severability.  The invalidity or unenforceability of any
               ------------
provision of this Agreement shall not affect the validity or enforceability of any other provision.

         7.11  Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute on and the same agreement.



     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered on the date first above written.


                                    SELLER:   FA, INC.


                                        By:    /s/ S. Craig Tompkins
                                              -------------------------------

                                        Name:  S. Craig Tompkins
                                              -------------------------------

                                        Title:    President
                                              -------------------------------


                                    BUYER:    Ralion Financial Services, Inc.

                                         By:    /s/ John M. Costello
                                              -------------------------------

                                        Name:  John M. Costello
                                              -------------------------------

                                        Title:    President
                                              -------------------------------

                                  SCHEDULE A
                                  ----------



1.  LEASE:

(a) That certain Master Lease Agreement dated as of December 20, 1996 between Lessee and Seller. (See Exhibit 10.29 of Reading Entertainment, Inc.'s December 31, 1996 10-K.)


2.  USER(S) (IF OTHER THAN LESSEE):  See attached Schedule.

3.  USER LEASE(S) (IF OTHER THAN LEASE):  See attached Schedule.

4.  EQUIPMENT DESCRIPTION & LOCATION: See attached Schedule.


5.  LENDER:

    (a) See attached Schedule for lenders with respect to User Leases.

    (b) ISO-trade with respect to certain remarketing proceeds from the Equipment.

    (c) Lessee, pursuant to that certain Nonrecourse Promissory Note (and related Security Agreement) dated as of December 20, 1996 issued by Seller to Lessee and payable out of the fixed rentals under the Lease.

6.  APPLICABLE INDEBTEDNESS:

    That certain indebtedness in favor of the Lessee referenced in 5 (c). above, secured by the Lease referenced in 1 above and the Equipment.

7.  FULL PURCHASE PRICE:  See Schedule B.


        (The Schedules for Items 2., 3., 4., and 5.(a) submitted as exhibits to this Lease Rental Purchase Agreement are omitted for purposes of this filing as they are written in French and would require translation. A copy is available at the Company's office.)

                                  SCHEDULE B
                                  ----------




FULL PURCHASE PRICE:                                       $38,840,950.29

    1. Cash payment on or before
       December 31, 1996
       in the amount of:                                       $32,000.00
    2. Assumption of the Applicable
       Indebtedness in the outstanding
       amount of:                                          $38,808,950.29
